UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

GenVec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24469	23-2705690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road

Suite 220N

Gaithersburg, Maryland 20878

(Address of principal executive offices, including zip code)

(240) 632-0740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introduction

On June 16, 2017, GenVec, Inc., a Delaware corporation (“GenVec”), Intrexon Corporation, a Virginia corporation (“Intrexon”), and Intrexon GV Holding, Inc., a Delaware corporation and wholly owned subsidiary of Intrexon (“Merger Sub”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of January 24, 2017, among GenVec, Intrexon and Merger Sub (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into GenVec (the “Merger”), with GenVec surviving the Merger as a wholly owned subsidiary of Intrexon.

At the effective time of the Merger (the “Effective Time”), each share of common stock, $0.001 par value per share, of GenVec (the “GenVec Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held directly by Intrexon or Merger Sub) was converted into the right to receive merger consideration (the “Merger Consideration”) consisting of (i) 0.297 validly issued, fully paid and non-assessable shares of Intrexon’s common stock, no par value per share (“Intrexon Common Stock”), and cash in lieu of fractional shares of Intrexon Common Stock, plus (ii) one contingent payment right (each, a “CPR”). Each CPR entitles the holder thereof to an amount equal to half of certain payments actually received by GenVec or its successor or any of their affiliates from or on behalf of Novartis Institutes for BioMedical Research, Inc. (“Novartis”) under the Research Collaboration and License Agreement, dated January 13, 2010, as amended, between GenVec and Novartis, on account of milestone payments or royalties due in relation to the period ending 36 months after the Effective Date divided by the number of shares of GenVec Common Stock having rights to the Merger Consideration, including any warrants that are exercised, in each case, subject to any withholding of taxes required by applicable law.

As a result of the Merger, Intrexon issued approximately 684,239 shares of Intrexon Common Stock to stockholders of GenVec, and paid approximately $1,173 in cash for fractional shares. The cash portion of the Merger Consideration was funded by Intrexon with cash on hand.

In connection with the consummation of the Merger, GenVec requested that The NASDAQ Stock Market LLC (“NASDAQ”) suspend trading of GenVec Common Stock and file a notification of removal from listing on Form 25 with the Securities and Exchange Commission (“SEC”) with respect to the delisting of GenVec Common Stock and the deregistration of GenVec Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). GenVec Common Stock, which previously traded under the symbol “GNVC,” ceased to be traded on NASDAQ prior to the opening of trading on June 16, 2017 and is being delisted from NASDAQ. GenVec intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of GenVec Common Stock and suspending GenVec’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to GenVec’s Current Report on Form 8-K filed with the SEC on January 24, 2017, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference. At the Effective Time, holders of GenVec Common Stock immediately prior to such time ceased to have any rights as stockholders in GenVec, other than their right to receive the Merger Consideration pursuant to the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference. As of the Effective Time, GenVec became a direct wholly owned subsidiary of Intrexon. To the knowledge of GenVec, there are no arrangements, including any pledge by any person of securities of GenVec, the operation of which may at a subsequent date result in a further change in control of GenVec.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information set forth in the section above titled “Introduction” is incorporated herein by reference.

As a result of the Merger, at the Effective Time, the following persons ceased to be directors of GenVec: Wayne T. Hockmeyer, Ph.D., William N. Kelley, Ph.D., Stefan D. Loren, Ph.D., Quinterol J. Mallette, M.D., Michael Richman, Marc Schneebaum and Douglas J. Swirsky. As a result of the Merger, at the Effective Time, the following directors of Merger Sub became directors of GenVec: Donald P. Lehr and Jeffrey Perez.

As a result of the Merger and pursuant to letters of resignation, at the Effective Time, the following individuals ceased to be officers of GenVec: Douglas J. Swirsky, Douglas E. Brough, Ph.D., Bryan T. Butman, Ph.D., and James V. Lambert. As a result of the Merger, at the Effective Time, the following individuals became officers of GenVec: Donald P. Lehr, President and Treasurer, and Jeffrey Perez, Vice President and Secretary.

Biographical information for Mr. Lehr and Mr. Perez is included under the heading Identification of Executive Officers in Intrexon’s Definitive Proxy Statement for its annual meeting of stockholders filed with the SEC on May 1, 2017.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the section above titled “Introduction” is incorporated herein by reference.

As a result of the Merger, effective as of the Effective Time, the certificate of incorporation of GenVec, as in effect immediately prior to the Merger, was amended and restated in its entirety to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

As a result of the Merger, effective as of the Effective Time, the bylaws of GenVec were amended and restated in their entirety to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon Corporation, Intrexon GV Holding, Inc. and GenVec, Inc. (filed as Exhibit 2.1 to GenVec’s Current Report on Form 8-K, filed January 24, 2017 and incorporated herein by reference)

3.1	Tenth Amended and Restated Certificate of Incorporation of GenVec, Inc.

3.2	Amended and Restated Bylaws of GenVec, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenVec, Inc.

By:	/s/ Donald P. Lehr
Name: Donald P. Lehr
Title: President

Date: June 16, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 24, 2017, by and among Intrexon Corporation, Intrexon GV Holding, Inc. and GenVec, Inc. (filed as Exhibit 2.1 to GenVec’s Current Report on Form 8-K, filed January 24, 2017 and incorporated herein by reference).

3.1	Tenth Amended and Restated Certificate of Incorporation of GenVec, Inc.

3.2	Amended and Restated Bylaws of GenVec, Inc.

4